 Exhibit 10.1

FIRST AMENDMENT

FIRST AMENDMENT, dated as of October 1, 2011 (this “Amendment”), to the Three-Year Revolving Credit Agreement, dated as of September 24, 2010 (the “Credit Agreement”), among DOMINION RESOURCES, INC., a Virginia corporation, VIRGINIA ELECTRIC AND POWER COMPANY, a Virginia corporation (each of the above, individually, a “Borrower” and collectively, the “Borrowers”), the several banks and other financial institutions from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”) and the other agents party thereto.

W I T N E S S E T H:

WHEREAS, the Borrowers and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Borrowers have requested certain amendments to the Credit Agreement as set forth herein; and

WHEREAS, the Required Lenders are willing to consent to the requested amendments as set forth herein;

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

1.           Defined Terms.  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

2.           Amendments to Section 1.1 of the Credit Agreement.

(a)           The definition of “Applicable Percentage” is hereby amended by deleting the table set forth therein in its entirety and inserting in lieu thereof the following table:

Pricing Level	Long-Term Senior Unsecured Non-Credit Enhanced Debt Rating of Borrower	Applicable Percentage for Eurodollar Loans	Applicable Percentage for Facility Fees

I.	≥A from S&P or	0.900%	0.100%
	≥A2 from Moody’s or ≥A from Fitch
II.	A- from S&P or	1.000%	0.125%
	A3 from Moody’s or A- from Fitch
III.	BBB+ from S&P or	1.075%	0.175%
	Baa1 from Moody’s or BBB+ from Fitch
IV.	BBB from S&P or	1.275%	0.225%
	Baa2 from Moody’s or BBB from Fitch
V.	BBB- from S&P or	1.475%	0.275%
	Baa3 from Moody’s or BBB- from Fitch or lower

(b)           The definition of “Maturity Date” is hereby amended by deleting therein the words “the third anniversary of the Closing Date” and substituting in lieu thereof the words “September 24, 2016”.

3.           Replacement of Non-Consenting Lenders.  If any Lender becomes a Non-Consenting Lender in connection with this Amendment, the Lenders parties hereto shall take by assignment as Eligible Assignees on a pro rata basis (or other basis such that no consenting Lender’s Commitment is decreased) the Commitment of such Non-Consenting Lender as contemplated by the last paragraph of Section 12.6 of the Credit Agreement; provided that after giving effect to all such assignments and any similar assignments under the Three-Year Revolving Credit Agreement, dated as of September 24, 2010 (the “IRB Credit Agreement”), among Virginia Electric and Power Company, the lenders party thereto and the Administrative Agent and the other agents party thereto, the sum of the Commitment of each Lender party hereto and its commitment under the IRB Credit Agreement shall not exceed $300,000,000. The Administrative Agent is authorized to establish procedures to any such assignments as it may reasonably determine in order to enable such assignments to be effected in a manner reasonably convenient for the parties thereto, the Borrowers and the Administrative Agent, notwithstanding that such procedures may be inconsistent with the terms of Section 12.3(b) of the Credit Agreement.

4.           Effectiveness. This Amendment shall become effective on the date on which the following conditions precedent have been satisfied or waived (the “First Amendment Effective Date”):

(a)           The Administrative Agent shall have received a counterpart of this Amendment duly executed and delivered by each of the Borrowers and the Required Lenders.

(b)           The Administrative Agent shall have received from the Borrowers (i) a fee for the account of each Lender in an amount equal to 0.225% of the amount of such Lender’s Commitment then in effect and (ii) payment of all other fees and expenses required to be paid on or before the First Amendment Effective Date for which invoices have been timely presented to the Borrowers, including without limitation, the reasonable fees and expenses of a legal counsel to the Administrative Agent.

(c)           The Administrative Agent shall have received a legal opinion of McGuireWoods LLP, legal counsel to the Borrowers, satisfactory in form and content to the Administrative Agent and the Lenders and addressed to the Administrative Agent and each of the Lenders.

(d)           No Default or Event of Default shall have occurred and be continuing on the First Amendment Effective Date.

(e)           The Commitments of the Non-Consenting Lenders shall not exceed $461,538,462.

(f)           The Commitments of each Non-Consenting Lender have been transferred and assigned to consenting Lenders party hereto pursuant to Section 3 above.

5.           Miscellaneous.

(a)           Representation and Warranties.  To induce the Administrative Agent and the Lenders to enter into this Amendment, each Borrower hereby represents and warrants to the Administrative Agent and each Lender that:

(i)           As of the First Amendment Effective Date, and after giving effect to this Amendment, each of the representations and warranties made by the Borrowers in or pursuant to the Credit Documents is true and correct in all material respects as if made on and as of such date (it being understood and agreed that any representation or warranty that by its terms is made as of a specific date shall be required to be true and correct in all material respects only as of such specified date); provided, that any such representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(ii)           No Default or Event of Default has occurred and is continuing immediately prior to and after giving effect to this Amendment.

(iii)           It has the requisite corporate power and authority to execute, deliver and perform this Amendment and to incur the obligations herein provided for and is duly authorized to, and has been authorized by all necessary corporate action, to execute, deliver and perform this Amendment.

(iv)           This Amendment has been duly executed and delivered and constitutes a legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms, except as may be limited by bankruptcy or insolvency laws or similar laws affecting creditors’ rights generally or by general equitable principles.

(v)           Neither the execution and delivery of this Amendment and the consummation of the transactions contemplated herein, nor the performance of and compliance with the terms and provisions hereof by such Borrower will (a) violate or conflict with any provision of its articles of incorporation or bylaws, (b) violate, contravene or materially conflict with any law, regulation (including without limitation, Regulation U or Regulation X), order, writ, judgment, injunction, decree or permit applicable to it, (c) violate, contravene or materially conflict with contractual provisions of, or cause an event of default under, any indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound, the violation of which could have a Material Adverse Effect on such Borrower or (d) result in or require the creation of any Lien upon or with respect to its properties.

(b)           Effect.  Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Credit Documents shall remain unchanged and not waived and shall continue to be in full force and effect. This Amendment constitutes a Credit Document under the Credit Agreement.

(c)           Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Amendment by facsimile transmission or electronic transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart hereof.

(d)           Severability.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(e)           Integration.  This Amendment and the other Credit Documents represent the agreement of the Borrowers, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.

(f)           GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(g)           CONSENT TO JURISDICTION. ALL THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT.  ALL THE PARTIES HERETO AGREE THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, MAILED TO ANY SUCH PARTY AT ITS ADDRESS FOR NOTICES PURSUANT TO SECTION 12.1 OF THE CREDIT AGREEMENT SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING.  ALL THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING HAS BEEN BROUGHT IN ANY INCONVENIENT FORUM.  ALL THE PARTIES HERETO IRREVOCABLY AGREE TO WAIVE TRIAL BY JURY IN ANY SUIT, ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY OR ON BEHALF OF ANY PARTY RELATED TO OR ARISING OUT OF THIS AMENDMENT.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

DOMINION RESOURCES, INC.

By: /s/ James P. Carney Name: James P. Carney Title: Vice President and Assistant Treasurer

VIRGINIA ELECTRIC AND POWER COMPANY

By: /s/ James P. Carney Name: James P. Carney Title: Vice President and Assistant Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Lender

By: /s/ Juan Javellana Name: Juan Javellana Title: Executive Director

First Amendment – Core Facility

Bank of America, N.A., as Lender

By: /s/ Kevin Bertelsen Name: Kevin Bertelsen Title: Managing Director

Signature Page to the First Amendment

Barclays Bank plc, as Lender

By: /s/ Ann E. Sutton Name: Ann E. Sutton Title: Director

Signature Page to the First Amendment

The Royal Bank of Scotland plc, as Lender

By: /s/ Tyler J. McCarthy Name: Tyler J. McCarthy Title: Director

Signature Page to the First Amendment

Wells Fargo Bank, National Association, as Lender

By: /s/ Allison Newman Name: Allison Newman Title: Director

Signature Page to the First Amendment

The Bank of Nova Scotia, as Lender

By: /s/ Thane Rattew Name: Thane Rattew Title: Managing Director

Signature Page to the First Amendment

Citibank, N.A., as Lender

By: /s/ Amit Vasani Name: Amit Vasani Title: Vice-President

Signature Page to the First Amendment

Deutsche Bank AG New York Branch, as Lender

By: /s/ Philippe Sandmeier Name: Philippe Sandmeier Title: Managing Director

By: /s/ Ross Levitsky Name: Ross Levitsky Title: Managing Director

Signature Page to the First Amendment

BNP Paribas, as Lender

By: /s/ Denis O’Meara Name: Denis O’Meara Title: Managing Director

By: /s/ Francis J. Delaney Name: Francis J. Delaney Title: Managing Director

Signature Page to the First Amendment

Goldman Sachs Bank USA, as Lender

By: /s/ Mark Walton Name: Mark Walton Title: Authorized Signatory

Signature Page to the First Amendment

Morgan Stanley Bank, N.A., as Lender

By: /s/ Sherrese Clarke Name: Sherrese Clarke Title: Authorized Signatory

Signature Page to the First Amendment

Morgan Stanley Senior Funding, Inc., as Lender

By: /s/ Sherrese Clarke Name: Sherrese Clarke Title: Vice President

Signature Page to the First Amendment

UBS Loan Finance LLC, as Lender

By: /s/ Irja Otsa Name: Irja Otsa Title: Associate Director

By: /s/ Mary E. Evans Name: Mary E. Evans Title: Associate Director

Signature Page to the First Amendment

Royal Bank of Canada, as Lender

By: /s/ Thomas Casey Name: Thomas Casey Title: Authorized Signatory

Signature Page to the First Amendment